UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

 Exchange Act of 1934

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AG&E HOLDINGS INC.

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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9500 West 55th Street, Suite A

McCook, Illinois 60525-3605

April 8, 2015

To Our Shareholders:

You are cordially invited to attend the 2015 Annual Meeting of Shareholders of AG&E Holdings Inc. which will be held at the corporate offices of the Company, 9500 West 55th Street, Suite A, McCook, Illinois 60525-3605 on Tuesday, May 12, 2015 at 10:00 A.M. Central Daylights Saving Time (local time).

The Board of Directors set March 30, 2015 as the record date for the Annual Meeting. This means that if you were an owner of our common shares at the close of business on that date, you are entitled to receive notice of the meeting and vote at the meeting and any adjournment(s) of the meeting.

Time will be set aside for discussion of each item of business described in the accompanying Notice of Annual Meeting and Proxy Statement. A current report on the business operations of the Company will be presented at the meeting and shareholders will have an opportunity to ask questions. After the meeting, members of senior management will remain to answer any additional questions you may have.

We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, you are URGED to complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

Sincerely,

Anthony Spier
Chairman of the Board, President
and Chief Executive Officer

AG&E HOLDINGS INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS – May 12, 2015

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of AG&E Holdings Inc. will be held on Tuesday, May 12, 2015, at 10:00 A.M., Central Daylight Savings Time (local time), at the corporate offices of the Company, 9500 West 55th Street, Suite A, McCook, Illinois 60525-3605, for the following purposes:

1.	To elect four Directors;

2.	To consider and vote upon a proposal to approve an advisory resolution relating to executive compensation for 2014;

3.	To vote upon a proposal to ratify the appointment of Plante Moran, PLLC as independent certified public accountants of the Company for the fiscal year ending December 31, 2015; and

4.	To act upon any other business properly brought before the meeting.

The Board of Directors set March 30, 2015 as the record date for the Annual Meeting. This means that if you were an owner of our common shares at the close of business on that date, you are entitled to receive notice of the meeting and vote at the meeting and any adjournment(s) of the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, MAY 12, 2015:

Our Proxy Statement and 2014 Annual Report to Shareholders are also available at: www.agegaming.com, by clicking on the Investor Information link on our home page, and then clicking on the Annual Report, Proxy Statement & Proxy Card link on our Investor Relations page or navigating directly to http://proxy.agegaming.com.

By Order of the Board of Directors,

Renee Zimmerman
Corporate Secretary
April 1, 2015

AG&E HOLDINGS INC.

PROXY STATEMENT FOR

ANNUAL MEETING OF SHAREHOLDERS

TUESDAY, MAY 12, 2015

This Proxy Statement is being sent by the Company on or about April 8, 2015, to all holders of our common shares, $1.00 par value (“Common Stock”), the only class of stock outstanding, of AG&E Holdings Inc., 9500 West 55th Street, Suite A, McCook, Illinois 60525-3605 (the “Company”), entitled to vote at the Annual Meeting of Shareholders on Tuesday, May 12, 2015 and any adjournment or postponement thereof (the “Meeting”), in order to furnish information relating to the business to be transacted at the Meeting. The foregoing address is the address for the principal executive officers of the Company.

VOTING PROCEDURES

Only shareholders of record at the close of business on March 30, 2015 are entitled to vote at the Meeting. As of that date, there were approximately 11,680,000 shares of Common Stock outstanding. Shareholders are entitled to one vote per share owned on the record date, and with respect to the election of directors, shareholders have cumulative voting rights. Under cumulative voting, each shareholder is entitled to a number of votes equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, and such shareholder may cast such votes for one nominee or distribute them in any manner among any number of nominees.

A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS TO SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-paid if mailed in the United States.

Under rules promulgated by the Securities and Exchange Commission (the “SEC”), the Company is also making our proxy materials available over the Internet for shareholders. Our Proxy Statement and 2014 Annual Report to Shareholders are also available at: www.agegaming.com, by clicking on the Investor Information link on our home page, and then clicking on the Annual Report, Proxy Statement & Proxy Card link on our Investor Relations page or navigating directly to http://proxy.agegaming.com.

You may revoke your proxy at any time before it is actually voted at the Meeting by delivering written notice of revocation to the Secretary of the Company, by submitting a subsequently dated proxy, or by attending the Meeting and withdrawing the proxy. You may also be represented by another person present at the Meeting by executing a proxy designating such person to act on your behalf. Each unrevoked proxy card properly executed and received prior to the close of the Meeting will be voted as indicated.

Unless otherwise indicated on the proxy card, votes represented by all properly executed proxies will be distributed equally among the nominees for director named herein, except that if additional persons are nominated, the proxies will have discretionary authority to cumulate votes among the nominees named herein, without satisfying any condition precedent. The withholding of authority to vote for any individual nominee or nominees will permit the proxies to distribute the withheld votes in their discretion among the remaining nominees, without satisfying any condition precedent.

Assuming the presence of a quorum, (i) the affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Meeting and entitled to vote is required for the election of directors and (ii) the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Meeting and entitled to vote is required for the approval of the advisory resolution relating to executive compensation for 2014, ratification of the Company’s auditor, and for any other matters which may be submitted for consideration.

Abstentions are included in the determination of the number of shares of Common Stock present for purposes of determining if a quorum is present. Shares of Common Stock represented by proxies which are marked “abstain” or to deny discretionary authority on any matter will be treated as shares present and entitled to vote, which will have the same effect as a vote against any such matters.

If your shares of Common Stock are held by a broker, the broker will ask you how you would like your shares to be voted. If you give your broker instructions, your shares will be voted as you direct. If you do not give instructions, one of two things can happen, depending upon the type of proposal. For the ratification of the Company’s auditor, the broker may vote your shares in its discretion. For all other proposals, including the election of directors and advisory approval of executive compensation for 2014, the broker may only vote your shares as instructed and, therefore, the broker will not be entitled to vote your shares absent your instructions (a broker “non-vote”). As such, a broker non-vote will have the same effect as a vote against any of the matters to be voted upon by the shareholders.

If you sign your proxy card without providing specific instructions, your shares will be voted in accordance with the recommendations of the Board of Directors.

The cost of soliciting proxies will be borne by the Company. The Company will solicit shareholders by mail, through its regular employees and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have shares of Common Stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company also may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

A copy of the 2014 Annual Report to Shareholders, which includes the consolidated balance sheet and other financial statements of the Company as at December 31, 2014 and for the year ended December 31, 2014, respectively, will be mailed to our shareholders on or about April 8, 2015.

ELECTION OF DIRECTORS

Our Bylaws provide that the number of directors of the Company shall be from four to seven, as fixed from time to time by our Board of Directors. The size of the Board is currently set at four members and the Nominating and Governance Committee nominated persons below to stand for election to the Company’s Board of Directors. Our shareholders are entitled to cumulative voting in the election of directors. See “Voting Procedures” herein. Persons elected as directors will hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified, or until their earlier death or resignation. The Nominating and Governance Committee has inquired of each nominee and has ascertained that each will serve if elected. In the event that any of these nominees should become unavailable for election, the Nominating and Governance Committee may designate substitute nominees, in which event the shares represented by the proxy cards returned will be voted for such substitute nominees unless an instruction to the contrary is indicated on the proxy card.

During 2014, the Board of Directors met six times. All of our then-acting directors attended all six of the Board meetings, as well as our 2014 annual meeting of shareholders. Mr. Marshall Burman, a director of the Company in 2014 and since 1997, died in January 2015. The remaining directors appointed Mr. Michael R. Levin to fill the vacancy left by Mr. Burman until this Meeting.

Although our Board of Directors does not have an express policy regarding director attendance at our annual meetings of shareholders, we anticipate that all directors will attend the Meeting.

Information Concerning Director Nominees

The persons identified below have been selected by the Nominating and Governance Committee to stand for election to the Company’s Board of Directors. No family relationship exists between any of our directors, the nominees below or our executive officers.

ANTHONY SPIER	Director since April 1990

Anthony Spier, age 71, has been Chairman of the Board, President and Chief Executive Officer since April 1994. Before joining the Company, Mr. Spier was President of Bruning Corporation, a manufacturer of drafting equipment and supplies, from 1989 to 1994. Prior thereto, he was Vice President of AM International, and President of the International Division of AM International. Mr. Spier’s extensive business and operational experience and knowledge of the Company and the gaming industry are highly valued by the Board of Directors. The term of Mr. Spier’s employment as an officer ends on December 31, 2015 and is subject to a retention agreement.

MERLE H. BANTA	Director since March 2005

Merle H. Banta, age 82, has been Chairman of the Board and Chief Executive Officer of BHH Management, Inc., a holding company for various consumer product companies since 1993, a company he co-founded. Mr. Banta was previously a director of the following public companies: AM International (1982-1993), The Leisure Group, Inc. (1968-1994), Mark Controls Corporation (1968-1993), and The Stanley Works (1984-1994). Following Mr. Banta’s tenure as Chairman and Chief Executive of The Leisure Group, Inc., it went private and was renamed BHH Management, Inc. Mr. Banta is the Chairman of our Nominating and Governance Committee and the Chairman of our Compensation Committee and a member of our Audit Committee. Mr. Banta has over twenty years of experience as a principal investor in the private holding company. Mr. Banta’s background and extensive experience as a director of several public and private companies, as well as his significant financial experience and willingness to serve as the Company’s financial expert, is highly valued by our Board of Directors.

FRANK R. MARTIN	Director since August 1997

Frank R. Martin, age 68, is an attorney with the law firm Righeimer, Martin and Cinquino, P.C. Mr. Martin has been associated with that firm since 1974. He is Chairman of our Audit Committee and a member of our Compensation and Nominating and Governance Committees. In addition to his legal experience, Mr. Martin collaborates with our independent auditors and senior management team on financial matters. Mr. Martin’s strong knowledge of the Company and its history, including the strategic shift in its business from being an amusement manufacturer to a gaming company, is also highly valued by the Board of Directors.

MICHAEL R. LEVIN	Director since February 2015

Michael R. Levin, age 53, currently serves on the Board of Directors and chairs the Audit Committee of Comarco, Inc. a manufacturer of consumer electronics. Previously, he served as a finance executive at Nicor Gas Company, a natural gas utility, from 2003 to 2006, and was Chief Risk and Credit Officer of CNH Industrial N.V., a U.K.-based farm and construction equipment manufacturer, from 2002 to 2003. Mr. Levin is a member of our Audit, Compensation and Nominating and Governance Committees. Mr. Levin brings strong financial and management skills to the Board of Directors.

The shares represented by the proxy cards returned will be voted FOR the election of these nominees, as specified under “Voting Procedures” herein, unless specified otherwise.

EXECUTIVE OFFICERS

Mr. Spier serves as the Company’s President and Chief Executive Officer. Mr. Spier has served as Chief Executive Officer of the Company for more than five years.

Renee Zimmerman, age 48, serves as Senior Vice President, Chief Financial Officer, Secretary and Treasurer of the Company. Ms Zimmerman has served as the Chief Financial Officer since October 2014. Ms Zimmerman has been with the Company since September 2006 and served as the Company’s Vice President, Corporate Controller & Chief Information Officer. Prior to joining the Company, she was Senior Finance Manager at Tellabs Inc. from September 2002 to September 2006 and Cost Accounting Manager at Knowles Electronics, a hearing aid transducer manufacturer, from April 2001 to September 2002.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has standing Audit, Compensation and Nominating and Governance Committees.

Audit Committee

The Audit Committee is comprised of Frank R. Martin (Chairman), Merle H. Banta and Michael R. Levin. Our Board of Directors has determined that all members of the Audit Committee are independent and Merle H. Banta is considered the financial expert of the Committee. In making this determination, our Board of Directors considered the rules of the New York Stock Exchange MKT Exchange (the “NYSE”) and the SEC. The Board also reviewed information provided by the directors and nominees in questionnaires and other certifications concerning their relationships to our Company (including relationships of each director’s immediate family members and other associates to our Company).

The Audit Committee assists the Board of Directors in its oversight of the Company’s accounting and financial reporting principles and policies and internal controls and procedures; the integrity of the Company’s financial statements and the independent audit thereof; compliance with legal and regulatory requirements and the Company’s compliance programs; and the evaluation of the qualifications, independence and performance of the Company’s independent registered public accountants.

The Audit Committee met four times during 2014, all four times as separate meetings from regular board meetings. The Committee has a charter, referred to as the “Audit Committee Charter” posted on the Investor Relations section of the Company’s website (www.agegaming.com). See “Report of the Audit Committee” herein.

Compensation Committee

The Compensation Committee is comprised of Merle H. Banta (Chairman), Michael R. Levin and Frank R. Martin. Our Board of Directors has determined that all of the members of the Compensation Committee are independent. In making this determination, our Board of Directors considered the rules of the NYSE and the SEC. The Board also reviewed information provided by the directors and nominees in questionnaires and other certifications concerning their relationships to our Company (including relationships of each director’s immediate family members and other associates to our Company).

The Compensation Committee met one time during 2014 in connection with a regular Board meeting. The Compensation Committee administers the Company’s equity compensation plans. The Compensation Committee also makes recommendations to the Board with respect to the compensation paid to the Chief Executive Officer and other executive officers.

The Committee has a charter, referred to as the “Compensation Committee Charter” posted on the Investor Relations section of the Company’s website (www.agegaming.com).

Neither the Compensation Committee nor the Company has retained or does retain any compensation consultant.

Nominating and Governance Committee

The Nominating and Governance Committee is comprised of Merle H. Banta (Chairman), Michael R. Levin and Frank R. Martin. Our Board of Directors has determined that all of the members of the Nominating and Governance Committee are independent. In making this determination, our Board of Directors considered the rules of the NYSE and the SEC. The Board also reviewed information provided by the directors and nominees in questionnaires and other certifications concerning their relationships to our Company (including relationships of each director’s immediate family members and other associates to our Company).

The Nominating and Governance Committee, in conjunction with a regular board meeting, met one time during 2014.

The duties of the Nominating and Governance Committee include proposing director nominees for election by the shareholders at our annual shareholder meetings and proposing candidates to fill vacancies on the Board. The Committee has a charter, referred to as the “Corporate Governance Guidelines” posted on the Investor Relations section of the Company’s website (www.agegaming.com), which includes the process the Committee considers when evaluating nominees for directorships. This process includes an assessment of whether each board member is independent, as well as consideration of diversity, age, skills and experience in the context of the needs of the Company. The Board of Directors seeks directors who represent a mix of backgrounds that will enhance the quality of the Board of Directors’ deliberations and experience. Although diversity, in a broad sense, is considered in the selection of nominees to the Board of Directors, the Company has not specifically adopted a policy with regard to the consideration of diversity in identifying director nominees.

When appropriate, the Nominating and Governance Committee will conduct research to identify suitable candidates for Board membership. Candidates for the Board must be licensable by various gaming authorities and willing to submit all their detailed personal financial information in support thereof. Any shareholder wishing to propose a candidate for consideration should forward the candidate’s name and a detailed background of the candidate’s qualifications to the Secretary of the Company in accordance with the proxy rules promulgated by the SEC and the procedures set forth in our Bylaws, as summarized under “Proposals of Security Holders” and “Notice of Business to be Conducted at a Special or Annual Meeting” herein.

BOARD LEADERSHIP STRUCTURE

The Board of Directors currently combines the role of Chairman of the Board and Chief Executive Officer. The Board of Directors believes that this structure provides an efficient and effective leadership model for the Company and is cost-effective in light of the Company’s size. Combining these roles also fosters clear accountability, effective decision-making, and alignment on corporate strategy. However, to assure effective independent oversight, the Board of Directors has adopted a number of corporate governance practices, including that executive sessions of the independent directors are held at most meetings of the Board of Directors and all Audit Committee meetings. The Board of Directors has not designated a lead independent director. The Board of Directors believes that no single leadership model is right for all companies at all times. Accordingly, the Board of Directors periodically reviews its leadership structure.

BUSINESS CONDUCT AND CODE OF ETHICS

The Company maintains a “Code of Business Conduct & Ethics including a Whistleblower Policy” governing the behavior of the Company’s employees, including its officers, which is available for review on the Company’s website (www.agegaming.com) under our Investor Relations Corporate Governance section.

RISK OVERSIGHT

The Board of Directors administers its risk oversight function both directly and through the Audit Committee. The Board regularly meets with management to discuss the Company’s potential risk exposures, their potential financial impact on the Company, and steps taken to manage these risks. In addition, the Compensation Committee periodically reviews the compensation programs of the Company to ensure that they do not encourage excessive risk-taking.

SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Shareholders and other parties interested in communicating directly with the Board of Directors or a particular director may send written communications to AG&E Holdings Inc., 9500 West 55th Street, Suite A, McCook, Illinois 60525-3605, Attention: Corporate Secretary. The mailing envelope should contain a clear notation indicating that the enclosed correspondence is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All shareholder correspondence will be reviewed by the Secretary and then forwarded directly to the Board, or to the specified director, as appropriate.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee held four meetings during 2014. The meetings were designed to facilitate and encourage communication between the Audit Committee and Plante Moran, PLLC, the Company’s independent public accountants, outside the presence of management.

During these meetings, the Audit Committee reviewed and discussed the engagement of Plante Moran, PLLC as the Company’s auditors, approval of the Audit Fees and Audit Related Fees, and the audited financial statements with management and Plante Moran, PLLC. The discussions with Plante Moran, PLLC also included the matters required by Statement on Auditing Standards No. 61, as amended, and Statement on Auditing Standards No. 90. The Audit Committee received written disclosures and the letter regarding the accountants’ independence as required by Independence Standards Board Standard No. 1 and under the Sarbanes-Oxley Act of 2002. This information was discussed with Plante Moran, PLLC representatives.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

AUDIT COMMITTEE

Frank R. Martin (Chairman)

Merle H. Banta

Michael R. Levin

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Audit Committee appointed the firm of Plante Moran, PLLC to serve as independent certified public accountants of the Company for the fiscal year ending December 31, 2015. Although shareholder ratification is not required, the Board of Directors believes that the shareholders should be afforded the opportunity to ratify the appointment and has directed that such appointment be submitted to the shareholders of the Company for ratification at the Meeting. If the shareholders do not ratify the appointment of Plante Moran, PLLC, the Audit Committee may reconsider the appointment.

A representative of Plante Moran, PLLC will be present at the Meeting and will have the opportunity to make a statement if he or she desires and will be available to answer appropriate questions.

Fees charged or to be charged by Plante Moran, PLLC, the Company’s independent accountants for the 2014 and 2013 fiscal years ended for audit and tax services are as follows:

Fiscal Year 2014
Audit Fees		$163,000
Tax Fees		$20,000
Audit Related Fees		$36,000
All Other Fees	$	[0	]

Fiscal Year 2013
Audit Fees		$158,000
Tax Fees		$20,000
Audit Related Fees		$16,000
All Other Fees	$	[0	]

With respect to tax services, the Audit Committee has determined that such services are compatible with maintaining the independent accountant’s independence.

The Board of Directors recommends a vote for the ratification of appointment of Plante Moran, PLLC as independent Certified Public Accountants for the fiscal year ending December 31, 2015.

COMPENSATION MATTERS

2014 SUMMARY COMPENSATION TABLE

Set forth on the following table is each component of compensation paid during 2014, 2013 and 2012 to the Chief Executive Officer and the Chief Financial Officer, who qualify as the only highly compensated executive officers of the Company.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Anthony Spier - a)	2014	357,678	0	35,600	0	0	0	41,506	434,784
Chairman of the Board,	2013	399,984	50,000	40,000	0	74,460	0	41,486	605,930
President &	2012	396,138	0	44,400	0	0	0	44,201	484,739
Chief Executive Officer

James F. Brace – b)	2014	260,582	0	21,360	0	0	0	20,839	302,781
Executive Vice President,	2013	258,538	0	24,000	0	47,096	0	21,780	351,414
Secretary, Treasurer &	2012	258,827	0	26,640	0	0	0	20,492	305,959
Chief Financial Officer

Renee Zimmerman – c)	2014	139,984	32,500	16,020	0	0	0	13,879	202,383
Senior Vice President,
Secretary, Treasurer &
Chief Financial Officer

a)

Effective October 1, 2014, Mr. Spier voluntarily reduced his salary by 50% to $200,000 per year. All Other Compensation for Mr. Spier includes the following for 2014: $21,996 automobile allowance, $7,650 company match 401K contribution, $8,595 insurance premiums and $3,265 other personal benefits. All Other Compensation for 2013 includes: $21,996 automobile allowance, $7,650 company match 401K contribution, $8,595 insurance premiums and $3,245 other personal benefits. All Other Compensation for 2012 includes: $21,996 automobile allowance, $7,500 company match 401K contribution, $11,330 insurance premiums and $3,375 other personal benefits. Stock awards for all three years are shown as the aggregate grant date fair value, computed in accordance with ASC 718.

b)

All Other Compensation for Mr. Brace includes the following for 2014: $8,996 automobile allowance, $6,096 insurance premiums and $7,650 company match 401K contribution. All Other Compensation for 2013 includes. $8,996 automobile allowance, $6,096 insurance premiums and $6,688 company match 401K contribution. Other Compensation for 2012 includes; $8,996 automobile allowance, $4,800 insurance premiums and $6,696 company match 401K contribution. Stock awards for all three years are shown as the aggregate grant date fair value, computed in accordance with ASC 718. Mr. Brace retired from his position as Executive Vice President, Secretary, Treasurer and Chief Financial Officer as of September 30, 2014.

c)

All Other Compensation for Ms. Zimmerman includes the following for 2014: $8,996 automobile allowance, $414 insurance premiums and $4,469 company match 401K contribution. Stock awards for are shown as the aggregate grant date fair value, computed in accordance with ASC 718. Effective October 1, 2014, Ms. Zimmerman was appointed Senior Vice President, Secretary, Treasurer and Chief Financial Officer.

In February, 2014, 2013 and 2012, the Compensation Committee of the Board of Directors approved a non-equity incentive compensation plan for officers of the Company, with one component of any payments under such plan being determined based on achievement of pretax income goals of the Company for 2014, 2013, and 2012 respectively (as calculated after giving effect to any management bonus allocation), and the other portion of the plan being based on individual achievement by each officer of quantifiable, but not directly financial, personal objectives established between Mr. Spier (or, in the case of Mr. Spier, the Compensation Committee) and each officer at the beginning of 2014, 2013 and 2012 respectively. The Company performance provision provided for a payment to each officer ranging from 5% to a maximum of 22.5% of each officer’s base salary, depending upon the Company’s final net income for 2014, 2013 and 2012 respectively relative to the established goals, and subject to possible further reduction based on each officer’s performance rating. The personal objectives provision provided for a payment to each officer of up to a maximum of 7.5% of his base salary, with the exact amount of the payment determined based on the percentage of his or her individual personal objectives actually achieved in 2014, 2013 and 2012 respectively. For example, an officer who achieved all of his or her personal performance objectives would receive a payment equal to 7.5% of his or her base salary; an officer who achieved 50% of his personal performance objectives would receive a payment equal to 3.75% of his or her base salary under the personal objectives provision.

For 2014 and 2012, the Company did not pay any bonus amounts as the Company did not achieve its minimum corporate performance provisions. For 2014, the minimum corporate performance objectives were a minimum pretax income of $322,000, target pretax income of $403,000, and maximum pretax income of $1,000,000. For 2012, the minimum corporate performance objectives were a minimum pretax income of $340,000, target pretax income of $425,000, and maximum pretax income of $850,000. For 2014 and 2012, the minimum financial objectives to earn the personal objectives provision also were not achieved.

For 2013, the Company did pay bonus amounts as the Company did achieve its minimum corporate performance provisions. For 2013, the minimum corporate performance objectives were a minimum pretax income of $468,000, target pretax income of $585,000, and maximum pretax income of $1,170,000. For 2013 the officers were awarded 13.5% of the potential 22.5% of the Company performance provision and 5% of the potential 7.5% of their personal objectives.

2014 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

Set forth on the following table are the outstanding equity awards at December 31, 2014 for the Chief Executive Officer and the Chief Financial Officer.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable	(#)	($)		(#)	($)	(#)	($)
Anthony Spier – a)	0	0	0	0	n/a	72,883	51,747	0	0

Renee Zimmerman – b)	0	0	0	0	n/a	22,756	16,157	0	0

a)

Shares for Mr Spier which have not vested have the following vesting dates: 8,600 shares vest on 2/18/15, 8,000 shares vest on 2/21/15, 8,000 shares vest on 2/20/16, 12,283 shares vest on 2/28/16, 12,000 shares vest on 2/23/17, 12,000 shares vest of 2/21/18 and 12,000 shares vest on 2/20/19.

b)

Shares for Ms Zimmerman which have not vested have the following vesting dates: 1,321 shares vest on 2/18/15, 2,400 shares vest on 2/21/15, 3,600 shares vest on 2/20/16, 2,835 shares vest on 2/28/16, 3,600 shares vest on 2/23/17, 3,600 shares vest on 2/21/18 and 5,400 shares vest on 2/20/19. Effective October 1, 2014, Ms. Zimmerman was appointed Chief Financial Officer.

2014 DIRECTOR COMPENSATION TABLE

Set forth on the following table is each component of compensation paid to each director during 2014 that was not a member of management.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Merle Banta	38,250	0	0	0	0	0	38,250

Marshall Burman	38,250	0	0	0	0	0	38,250

Frank Martin	38,250	0	0	0	0	0	38,250

Employee directors do not receive additional compensation for serving on the Board of Directors. Each non-employee director received a $2,500 monthly retainer for the first nine months of 2014 and $1,250 per month retainer for October thru December 2014, $1,500 for each Board meeting attended prior to October 1, 2014, $750 for each Board meeting thereafter, $1,000 for each Committee meeting attended prior to October 1, 2014 and $500 for each Committee meeting attended thereafter. All fees are paid in cash on a quarterly basis. During 2014, the Board of Directors met six times and all directors attended all the Board meetings.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The Company has two management retention agreements that require payment upon change of control under certain circumstances. The first agreement is with Mr. Spier, the Chairman of the Board, President and Chief Executive Officer of the Company. The retention agreement for Mr. Spier provides for a transaction bonus of $100,000 upon a change in control as well as a liquidation bonus of up to $100,000. The second agreement is with Ms. Zimmerman, Senior Vice President and Chief Financial Officer of the Company. The retention agreement for Ms. Zimmerman provides for a transaction bonus of $50,000 upon a change in control. Both agreements are conditional upon continuous employment and expire on December 31, 2015.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are seeking an advisory vote from our shareholders to approve the compensation of our named executive officers, Mr. Spier and Ms. Zimmerman, as disclosed in this Proxy Statement. The advisory vote on executive compensation described in this proposal is commonly referred to as a “say-on-pay vote.” Shareholders also may, if they wish, abstain from voting on this proposal.

As disclosed in the “Compensation Matters” above, the Company believes that its executive compensation program is reasonable, competitive and strongly focused on pay-for-performance principles. The goals of the Company’s executive compensation program are to:

-	Establish target compensation levels that are competitive within the industries and the markets in which we compete for executive talent;
-	Structure executive compensation so that our executives share in the Company’s short and long term successes and failures by varying compensation from target levels based upon business performance;
-

Link pay to performance by making a substantial percentage of total executive compensation variable, or “at risk,” through annual incentive compensation and the granting of long-term incentive awards; and

-	Ensure that a meaningful portion of compensation is focused on the retention of our top talent.

This proposal gives our shareholders the opportunity to express their views on the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. For the reasons discussed above, we are asking our shareholders to indicate their support for our named executive officer compensation by voting FOR the following resolution at the Meeting:

“RESOLVED: that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Matters, the 2014 Summary Compensation Table and the other related tables and disclosures in this Proxy Statement.”

The say-on-pay vote is an advisory vote only, and therefore it will not bind the Company or our Board of Directors. However, the Board of Directors will consider the voting results as appropriate when making future decisions regarding executive compensation.

The affirmative vote of the holders of a majority of the shares of the Company’s Common Stock present in person or by proxy at the Meeting and entitled to vote on the advisory resolution on executive compensation is required to approve the proposal.

The Board of Directors recommends that the shareholders vote FOR the approval of the advisory resolution relating to the compensation of our named executive officers as disclosed in this Proxy Statement.

CERTAIN TRANSACTIONS WITH MANAGEMENT

The law firm of Gould & Ratner LLP provided legal services for the Company in 2014. Peter C. Spier, the son of Anthony Spier, is a Partner at Gould & Ratner LLP. The engagement of Gould & Ratner LLP has the consent of the Board of Directors and is on an arms-length basis at prevailing market rates. In 2014, the Company paid Gould & Ratner approximately $93,000 for legal services.

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SECURITIES BENEFICIALLY OWNED BY

PRINCIPAL SHAREHOLDERS

The following table sets forth, as of March 3, 2015, the number and percentage of outstanding shares of the Company’s Common Stock beneficially owned by each person known to the Company to beneficially own more than 5% of such stock. Except as otherwise indicated, the Company believes that each of the beneficial owners of the Common Stock listed below, based on information furnished by such owners, has sole investment and voting power with respect to such shares, subject to community property laws if and where applicable.

	Shares Beneficially Owned	% of Class
Norman H. and Sandra F. Pessin (a)	659,893	5.66%
Principal shareholders owning more than 5% as a group	659,893	5.66%

(a)

Based on information set forth on an amended Schedule 13D filed by Norman H. and Sandra F. Pessin with the SEC on March 2, 2012 and as updated by Mr. Pessin to the Company. Mr. Pessin reported that SEP IRA FBO Norman H. Pessin has sole power to vote and dispose of 585,677 shares of Common Stock and Sandra F. Pessin has the sole power to vote and dispose of 74,216 shares of Common Stock. The address for each of Norman H. Pessin and Sandra F. Pessin is listed as 366 Madison Avenue, 14th Floor, New York, New York 10017.

SECURITIES BENEFICIALLY OWNED BY

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth, as of March 3, 2015, the number and percentage of outstanding shares of the Company’s Common Stock beneficially owned by the Chief Executive Officer, the Chief Financial Officer, each director and all executive officers and directors as a group.

	Shares Beneficially Owned	% of Class
Anthony S. Spier (a) (b)	576,921	4.90%
Frank R. Martin (c)	75,345	0.64%
Renee Zimmerman (a)	25,056	0.21%
Merle Banta	20,741	0.18%
Michael R. Levin	12,000	0.10%
Executive Officers and Directors as a group (5 persons)(d)	849,822	7.22%

(a)

The amounts shown include the following restricted share grants that have been awarded pursuant to the stock awards plan: Mr. Spier, 72,883 shares and Ms. Zimmerman, 22,756 shares, and the executive officers as a group, 95,639 shares.

(b)

The amounts shown for Mr. Spier include 170,123 shares owned through The Lauren Blondis Spier Trust dated September 8, 2010, Lauren Blondis Spier, Trustee (of which Mr. Spier is a joint beneficiary with Lauren Blondis Spier, Mr. Spier’s spouse).

(c)	The amounts shown for Mr. Martin exclude 1,789 shares owned by Mr. Martin’s wife for which he disclaims beneficial ownership.
(d)	Includes Messrs. Spier, Martin, Banta, Levin and Ms Zimmerman.

The business address for all of our executive officers and directors is 9500 West 55th Street, Suite A, McCook, Illinois 60525-3605.

Regarding the hedging and pledging of Company stock by our directors and executive officers, the Company does not have a policy to prohibit hedging and pledging. However, none of our directors or executive officers hedged or pledged any Company stock in 2014, 2013 or 2012. The Company will consider instituting such a policy during 2015.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To our knowledge, based solely upon a review of copies of reports received by us pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and written representations that no other reports were required to be filed, we believe that all filing requirements applicable to our directors and executive officers under Section 16(a) with respect to 2014 were satisfied, and all such reports were timely filed.

OTHER BUSINESS

The Company is not aware of any business to be acted upon at the Meeting other than that which is described in this Proxy Statement. The enclosed proxy does, however, confer discretionary authority upon the persons named therein, or their substitutes, to take action with respect to any other matter that may properly be brought before the Meeting. In the event that other business calling for a vote of the shareholders is properly presented at the Meeting, the holders of the proxies will vote your shares in accordance with their best judgment.

PROPOSALS OF SECURITY HOLDERS

Under the proxy rules of the SEC, a shareholder wishing to include a shareholder proposal in our Proxy Statement must submit the proposal to us not later than 120 calendar days before the first release date of the prior year’s annual meeting Proxy Statement. For our 2016 Annual Meeting of Shareholders, this date would be December 3, 2015. This rule is independent of the procedures mandated in our Bylaws with respect to the ability of a shareholder to present shareholder proposals at an annual meeting as stated below.

NOTICE OF BUSINESS TO BE CONDUCTED AT A SPECIAL OR ANNUAL MEETING

Our Bylaws set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. In the case of an annual meeting, our Bylaws provide an advance notice procedure for a shareholder to properly bring notice to the Secretary of the Company not less than 90 days and not more than 120 days prior to the anniversary of the preceding annual meeting of shareholders. In the case of a special meeting, a shareholder must bring notice to the Secretary of the Company not earlier than 30 days nor later than 60 days prior to the date of the special meeting.

The advance notice by shareholders must include (i) a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name, business and residence address of the shareholder submitting the proposal, (iii) the principal occupation or employment of such shareholder, (iv) the number of shares of the Company which are beneficially owned by such shareholder, and (v) any material interest of the shareholder in such business. In addition, in the case of shareholder proposals for the nomination of candidates for election to our Board of Directors, our Bylaws require additional information to be provided in the advance notice about each person whom the shareholder proposes to nominate, which additional information includes information we are required disclose in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act.

Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or proxy relating to any annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

If a shareholder of the Company intends, at the Company’s 2016 Annual Meeting of Shareholders, to nominate a person for election to the Company’s Board of Directors or to propose other business, including a request to amend our Bylaws, the shareholder must deliver a notice of such nomination or proposal to the Company’s Secretary not later than the close of business on February 12, 2016 and no earlier than the close of business on January 13, 2016 and otherwise comply with the other procedural requirements of our Bylaws. The foregoing requirements are separate from, and in addition, to the requirements of the SEC that a shareholder must meet to have a proposal included in our proxy statement.

{PROXY CARD}

AG&E Holdings Inc.

9500 West 55th Street, Suite A

McCook, Illinois 60525-3605

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anthony Spier and Renee Zimmerman and each of them, as Proxies, each with power of substitution, and hereby authorizes them to vote, as designated below, all common shares of AG&E Holdings Inc. held of record by the undersigned on March 30, 2015, at the Annual Meeting of Shareholders to be held at 10:00 a.m. on Tuesday, May 12, 2015 at the corporate offices of the Company and any adjournment or postponement thereof. All Proxies present at the meeting, and if only one is present, then that one, may exercise the power granted hereunder.

1.	ELECTION OF DIRECTORS

☐ FOR all nominees listed below	☐WITHHOLD ALL	☐FOR ALL EXCEPT To withhold authority to vote for any
individual nominee(s), mark “For All Except” and write the
number(s) of the nominee(s) on the line below.

Anthony Spier,	Merle H. Banta,	Michael R. Levin	and Frank R. Martin

Exceptions:

If additional persons are nominated, the named Proxies may cumulate the votes represented by this proxy in their discretion among the above named nominees.

2.

ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICERS’ COMPENSATION. The compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, is hereby approved and ratified in all respects.

☐FOR	☐AGAINST	☐ABSTAIN

3

RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. To consider and vote upon a proposal to ratify the appointment of Plante Moran, PLLC, as independent certified public accountants of the Company for the fiscal year ending December 31, 2015.

☐FOR	☐AGAINST	☐ABSTAIN

4	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL LISTED DIRECTORS AND FOR PROPOSALS 2 AND 3.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership or other entity, please sign in partnership or other entity name by an authorized person.

DATED	, 2015

Signature

Signature if held jointly

Please mark, sign, and date and return the proxy card promptly using the enclosed envelope.